EXHIBIT 99.5

CONSENT OF PERSON NAMED

AS ABOUT TO BECOME A DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4, as amended, of Tellium, Inc. (“Tellium”) as a person who is expected to become a director of Tellium upon consummation of the transactions contemplated therein.

September 17, 2003

/s/    ADAM CLAMMER

CONSENT OF PERSON NAMED

AS ABOUT TO BECOME A DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4, as amended, of Tellium, Inc. (“Tellium”) as a person who is expected to become a director of Tellium upon consummation of the transactions contemplated therein.

September 17, 2003

/s/    JAMES G. COULTER

CONSENT OF PERSON NAMED

AS ABOUT TO BECOME A DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4, as amended, of Tellium, Inc. (“Tellium”) as a person who is expected to become a director of Tellium upon consummation of the transactions contemplated therein.

September 12, 2003

/s/    ROBERT K. DAHL

CONSENT OF PERSON NAMED

AS ABOUT TO BECOME A DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4, as amended, of Tellium, Inc. (“Tellium”) as a person who is expected to become a director of Tellium upon consummation of the transactions contemplated therein.

September 17, 2003

/s/    MORTEZA EJABAT

CONSENT OF PERSON NAMED

AS ABOUT TO BECOME A DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4, as amended, of Tellium, Inc. (“Tellium”) as a person who is expected to become a director of Tellium upon consummation of the transactions contemplated therein.

September 15, 2003

/s/    JAMES H. GREENE JR.

CONSENT OF PERSON NAMED

AS ABOUT TO BECOME A DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4, as amended, of Tellium, Inc. (“Tellium”) as a person who is expected to become a director of Tellium upon consummation of the transactions contemplated therein.

September 17, 2003

/s/    C. RICHARD KRAMLICH

CONSENT OF PERSON NAMED

AS ABOUT TO BECOME A DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4, as amended, of Tellium, Inc. (“Tellium”) as a person who is expected to become a director of Tellium upon consummation of the transactions contemplated therein.

September 17, 2003

/s/    JAMES TIMMINS